Exhibit 99.1.2

Joint Filing Agreement

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D (and any amendments thereto) with respect to the Class A ordinary shares beneficially owned by each of them, of LyondellBasell Industries N.V., a public limited liability company incorporated under the laws of the Netherlands. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 15th day of February, 2012.

AI INTERNATIONAL CHEMICALS S.À.R.L.

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Class A Manager

LEN BLAVATNIK

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Attorney-in-Fact

AI INVESTMENTS HOLDINGS LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Senior Vice President

AI SMS L.P.

By:	AI SMS GP Limited, its general partner
By:	Belvaux Management Limited, its director

By:	/s/ RONAN J.E. KUCZAJ
	Name:	Ronan J.E. Kuczaj
	Title:	Director

AI SMS GP LIMITED

By:	Belvaux Management Limited, its director

By:	/s/ RONAN J.E. KUCZAJ
	Name:	Ronan J.E. Kuczaj
	Title:	Director

ACCESS INDUSTRIES, LLC

By:	Access Industries Management, LLC, its manager

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ACCESS INDUSTRIES MANAGEMENT, LLC

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ALTEP 2010 L.P.

By:	Access Industries, Inc., its general partner

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ALTEP 2011 L.P.

By:	Access Industries, Inc., its general partner

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Senior Vice President

ACCESS INDUSTRIES, INC.

By:	/s/ ALEJANDRO MORENO
	Name:	Alejandro Moreno
	Title:	Senior Vice President